UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  May 18, 2023

The St. Joe Company
(Exact Name of Registrant as Specified in its Charter)
Florida	1-10466	59-0432511
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 Richard Jackson Blvd., Suite 200 Panama City Beach, Florida	32407
(Address of Principal Executive Offices)	(Zip Code)

(850) 231-6400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading symbol(s)	Name of Each Exchange on Which Registered
Common Stock	JOE	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to Vote of Security Holders.

On May 16, 2023, The St. Joe Company (the “Company”) held its 2023 Annual Meeting of Shareholders (the “2023 Annual Meeting”). At the 2023 Annual Meeting, the Company’s shareholders voted on (i) the election of five director nominees (Proposal 1), (ii) the ratification of the appointment of GRANT THORNTON LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year (Proposal 2),  (iii) the approval, on an advisory basis, of the compensation of the Company’s named executive officers (Proposal 3) and (iv) the approval, on an advisory basis, of the frequency of future votes on compensation for our named executive officers (Proposal 4). The results of the votes are set forth below.

Proposal 1

The shareholders voted in favor of the election of the following director nominees for a term of office expiring at the 2024 Annual Meeting of Shareholders and, in each case, until his successor is duly elected and qualified.

Director Nominee	For	Against	Abstain	Broker Non-Vote
Cesar L. Alvarez	45,455,681	2,173,284	32,378	5,786,032
Bruce R. Berkowitz	47,055,216	578,840	27,287	5,786,032
Howard S. Frank	28,996,082	18,632,978	32,283	5,786,032
Jorge L. Gonzalez	47,249,788	379,118	32,437	5,786,032
Thomas P. Murphy, Jr.	45,436,507	2,190,827	34,009	5,786,032

Proposal 2

The shareholders voted in favor of ratification of the appointment of GRANT THORNTON LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year.

For	Against	Abstain
53,393,858	23,399	30,118

Proposal 3

The shareholders voted in favor of approving, on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Vote
47,001,922	623,094	36,327	5,786,032

Proposal 4

The shareholders voted in favor of approving, on an advisory basis, a one (1) year frequency on future advisory votes on the compensation of the Company’s named executive officers.

1 Year	2 Years	3 Years	Abstain
46,020,954	220,001	1,389,916	30,472

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ST. JOE COMPANY

	By:	/s/ Marek Bakun
Marek Bakun
Executive Vice President and Chief Financial Officer
Date: May 18, 2023